UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2008
Artes Medical, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33205	33-0870808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5870 Pacific Center Boulevard
San Diego, California 92121
(Address of Principal Executive Offices, with zip code)
(858) 550-9999
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On February 28, 2008, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Artes Medical, Inc. (the “Company”) met and fixed the base salaries and target bonus amounts for the Company’s executive officers for fiscal year 2008. The base salaries and the target bonus amounts for the Company’s principal executive officer, principal financial officer and named executive officers are as follows:

Name and Title	Base Salary	Target Bonus Amount
Christopher J. Reinhard, Executive Chairman of the Board	$150,000	$75,000
Diane S. Goostree, President and Chief Executive Officer	325,000	162,500
Peter C. Wulff, Executive Vice President and Chief Financial Officer	250,000	87,500
Larry J. Braga, Vice President - Manufacturing	225,000	67,500
     In accordance with the Company’s Annual Bonus Incentive Plan, 50% of the target bonus amounts for these executive officers will be based on the Company’s achievement of corporate goals during fiscal year 2008 and the remaining 50% will be based on the individual performance of the executive officer during the year.
     The Board also granted stock options to the executive officers on February 28, 2008 under the Company’s 2006 Equity Incentive Plan (the “Plan”). The stock grants for the Company’s principal executive officer, principal financial officer and named executive officers are as follows:

Number of
Name and Title	Shares
Christopher J. Reinhard, Executive Chairman of the Board	—
Diane S. Goostree, President and Chief Executive Officer	93,024
Peter C. Wulff, Executive Vice President and Chief Financial Officer	26,391
Larry J. Braga, Vice President — Manufacturing	40,683
     The stock options have an exercise price of $2.20 per share, the closing sale price of the Company’s common stock as reported on the Nasdaq Global Market on the grant date. The stock options vest over four years, with 25% of the option shares vesting 12 months after the grant date, and the remaining 75% of the option shares vesting in 36 equal monthly installments thereafter. The stock options will automatically terminate on February 27, 2009, without any vesting, if the Company fails to satisfy a revenue milestone set by the Committee for fiscal year 2008. The stock options may be accelerated in the event of certain corporate transactions as provided in the Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: March 5, 2008

ARTES MEDICAL, INC.
By:	/s/ Karla R. Kelly
Karla R. Kelly Chief Legal Officer, General Counsel and
Corporate Secretary